Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints each of the Chief Financial Officer, the General Counsel and the Corporate Secretary, acting alone, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, and in any and all capacities, to sign any and all registration statements on Form S-8 relating to the common shares of Petro-Canada to be issued under the Petro-Canada Employee Stock Option Plan, and any and all amendments, including pre-effective and post-effective amendments thereto, and any registration statements filed pursuant to General Instruction E to Form S-8 in respect thereof, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and to perform each and every act and thing requisite or necessary to be done as fully and for all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney in the capacity and on the date indicated.

April 26, 2005	By:	/s/ Angus A. Bruneau
Angus A. Bruneau
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints each of the Chief Financial Officer, the General Counsel and the Corporate Secretary, acting alone, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, and in any and all capacities, to sign any and all registration statements on Form S-8 relating to the common shares of Petro-Canada to be issued under the Petro-Canada Employee Stock Option Plan, and any and all amendments, including pre-effective and post-effective amendments thereto, and any registration statements filed pursuant to General Instruction E to Form S-8 in respect thereof, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and to perform each and every act and thing requisite or necessary to be done as fully and for all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney in the capacity and on the date indicated.

April 26, 2005	By:	/s/ Gail Cook-Bennett
Gail Cook-Bennett
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints each of the Chief Financial Officer, the General Counsel and the Corporate Secretary, acting alone, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, and in any and all capacities, to sign any and all registration statements on Form S-8 relating to the common shares of Petro-Canada to be issued under the Petro-Canada Employee Stock Option Plan, and any and all amendments, including pre-effective and post-effective amendments thereto, and any registration statements filed pursuant to General Instruction E to Form S-8 in respect thereof, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and to perform each and every act and thing requisite or necessary to be done as fully and for all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney in the capacity and on the date indicated.

April 26, 2005	By:	/s/ Claude Fontaine
Claude Fontaine
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints each of the Chief Financial Officer, the General Counsel and the Corporate Secretary, acting alone, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, and in any and all capacities, to sign any and all registration statements on Form S-8 relating to the common shares of Petro-Canada to be issued under the Petro-Canada Employee Stock Option Plan, and any and all amendments, including pre-effective and post-effective amendments thereto, and any registration statements filed pursuant to General Instruction E to Form S-8 in respect thereof, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and to perform each and every act and thing requisite or necessary to be done as fully and for all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney in the capacity and on the date indicated.

April 26, 2005	By:	/s/ Paul Haseldonckx
Paul Haseldonckx
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints each of the Chief Financial Officer, the General Counsel and the Corporate Secretary, acting alone, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, and in any and all capacities, to sign any and all registration statements on Form S-8 relating to the common shares of Petro-Canada to be issued under the Petro-Canada Employee Stock Option Plan, and any and all amendments, including pre-effective and post-effective amendments thereto, and any registration statements filed pursuant to General Instruction E to Form S-8 in respect thereof, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and to perform each and every act and thing requisite or necessary to be done as fully and for all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney in the capacity and on the date indicated.

April 26, 2005	By:	/s/ Thomas E. Kierans
Thomas E. Kierans
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints each of the Chief Financial Officer, the General Counsel and the Corporate Secretary, acting alone, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, and in any and all capacities, to sign any and all registration statements on Form S-8 relating to the common shares of Petro-Canada to be issued under the Petro-Canada Employee Stock Option Plan, and any and all amendments, including pre-effective and post-effective amendments thereto, and any registration statements filed pursuant to General Instruction E to Form S-8 in respect thereof, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and to perform each and every act and thing requisite or necessary to be done as fully and for all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney in the capacity and on the date indicated.

April 26, 2005	By:	/s/ Brian F. MacNeill
Brian F. MacNeill
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints each of the Chief Financial Officer, the General Counsel and the Corporate Secretary, acting alone, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, and in any and all capacities, to sign any and all registration statements on Form S-8 relating to the common shares of Petro-Canada to be issued under the Petro-Canada Employee Stock Option Plan, and any and all amendments, including pre-effective and post-effective amendments thereto, and any registration statements filed pursuant to General Instruction E to Form S-8 in respect thereof, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and to perform each and every act and thing requisite or necessary to be done as fully and for all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney in the capacity and on the date indicated.

April 26, 2005	By:	/s/ Maureen McCaw
Maureen McCaw
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints each of the Chief Financial Officer, the General Counsel and the Corporate Secretary, acting alone, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, and in any and all capacities, to sign any and all registration statements on Form S-8 relating to the common shares of Petro-Canada to be issued under the Petro-Canada Employee Stock Option Plan, and any and all amendments, including pre-effective and post-effective amendments thereto, and any registration statements filed pursuant to General Instruction E to Form S-8 in respect thereof, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and to perform each and every act and thing requisite or necessary to be done as fully and for all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney in the capacity and on the date indicated.

April 26, 2005	By:	/s/ James W. Simpson
James W. Simpson
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints each of the Chief Financial Officer, the General Counsel and the Corporate Secretary, acting alone, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, and in any and all capacities, to sign any and all registration statements on Form S-8 relating to the common shares of Petro-Canada to be issued under the Petro-Canada Employee Stock Option Plan, and any and all amendments, including pre-effective and post-effective amendments thereto, and any registration statements filed pursuant to General Instruction E to Form S-8 in respect thereof, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and to perform each and every act and thing requisite or necessary to be done as fully and for all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney in the capacity and on the date indicated.

April 26, 2005	By:	/s/ Ronald A. Brenneman
Ronald A. Brenneman
President, Chief Executive Officer and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints each of the Chief Financial Officer, the General Counsel and the Corporate Secretary, acting alone, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, and in any and all capacities, to sign any and all registration statements on Form S-8 relating to the common shares of Petro-Canada to be issued under the Petro-Canada Employee Stock Option Plan, and any and all amendments, including pre-effective and post-effective amendments thereto, and any registration statements filed pursuant to General Instruction E to Form S-8 in respect thereof, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and to perform each and every act and thing requisite or necessary to be done as fully and for all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney in the capacity and on the date indicated.

April 26, 2005	By:	/s/ Guylaine Saucier
Guylaine Saucier
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints each of the Chief Financial Officer, the General Counsel and the Corporate Secretary, acting alone, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, and in any and all capacities, to sign any and all registration statements on Form S-8 relating to the common shares of Petro-Canada to be issued under the Petro-Canada Employee Stock Option Plan, and any and all amendments, including pre-effective and post-effective amendments thereto, and any registration statements filed pursuant to General Instruction E to Form S-8 in respect thereof, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and to perform each and every act and thing requisite or necessary to be done as fully and for all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney in the capacity and on the date indicated.

April 26, 2005	By:	/s/ Paul D. Melnuk
Paul D. Melnuk
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints each of the Chief Financial Officer, the General Counsel and the Corporate Secretary, acting alone, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, and in any and all capacities, to sign any and all registration statements on Form S-8 relating to the common shares of Petro-Canada to be issued under the Petro-Canada Employee Stock Option Plan, and any and all amendments, including pre-effective and post-effective amendments thereto, and any registration statements filed pursuant to General Instruction E to Form S-8 in respect thereof, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and to perform each and every act and thing requisite or necessary to be done as fully and for all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, each acting alone, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney in the capacity and on the date indicated.

April 26, 2005	By:	/s/ Richard J. Currie
Richard J. Currie
Director